UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                                             811-0523

     The Dreyfus Fund Incorporated (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000

Date of fiscal year end:	12/31

Date of reporting period:	06 /30 /2008

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO

3	Discussion of Fund Performance

6	Understanding Your Fund’s Expenses

6	Comparing Your Fund’s Expenses With Those of Other Funds

7	Statement of Investments

12	Statement of Assets and Liabilities

13	Statement of Operations

14	Statement of Changes in Net Assets

15	Financial Highlights

16	Notes to Financial Statements

FOR MORE INFORMATION

Back Cover

The Fund

The Dreyfus Fund Incorporated

A LETTER FROM THE CEO Dear Shareholder:

We are pleased to present this semiannual report for The Dreyfus Fund Incorporated, covering the six-month period from January 1, 2008, through June 30, 2008.

The U.S. equity markets remained turbulent over the first half of 2008 and ended with June posting one of the worst monthly performance slumps on record. A continuously weakening U.S. housing market, surging inflation, devaluation of the U.S. dollar and lingering credit concerns continued to dampen investor sentiment. Of the ten economic sectors represented by the S&P 500® Composite Stock Index, only two — energy and materials — posted positive absolute returns for the reporting period. The financials sector was the hardest-hit industry group, primarily due to massive sub-prime related losses among global financial institutions.

While the U.S and global economy clearly has slowed, the news is not all bad. We have seen signs of more orderly deleveraging among financial institutions, and it appears that most of the damage caused by last year’s sub-prime fiasco has been exposed and, to an extent, ameliorated. Moreover, the global upsurge in inflation should persist longer in fast-growing emerging markets than in more developed countries. These factors support our view that many areas of the stock market may have been punished too severely in the downturn, creating potential long-term opportunities for patient investors. As always, your financial advisor can help you identify suitable investments that may be right for you and your long-term investment goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chief Executive Officer The Dreyfus Corporation July 15, 2008

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2008, through June 30, 2008, as provided by Sean P. Fitzgibbon, Portfolio Manager

Market and Fund Performance Overview

For the six-month period ended June 30, 2008, The Dreyfus Fund Incorporated produced a total return of –11.77% .1 In comparison, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, provided a total return of –11.90% for the same period.2

Equity markets were battered during the reporting period by fears of recession in the U.S. economy and the impact of problems in the sub-prime and consumer credit markets on financial services providers and consumer spending patterns.The fund’s return was roughly in line with that of its benchmark, with relatively weak returns in the technology area balanced by stronger results in the health care, financials, energy and consumer staples sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Current income is a secondary goal.To pursue these goals, the fund focuses on large-capitalization U.S. companies with strong positions in their industries and catalysts that can trigger a price increase. We use fundamental analysis to create a broadly diversified portfolio composed of a blend of growth stocks, value stocks and stocks that exhibit characteristics of both investment styles. We select stocks based on how shares are priced relative to the underlying company’s perceived intrinsic worth, the sustainability or growth of earnings or cash flow, and the company’s financial health.

Limiting the Impact of Declining Financial Stocks

The financials sector led the U.S. stock market lower over the first half of 2008. Turmoil in the sub-prime mortgage and consumer credit markets rippled through the sector, where a wide range of regional and global commercial banks, investment banks and insurers held various forms of exposure to troubled debt markets. Delinquencies and defaults

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

within these markets forced many financial institutions to announce substantial asset write-downs and write-offs that, in many cases, pushed earnings into negative territory and, in some instances, threatened the company’s financial stability.

With financials representing the largest single sector in the S&P 500 Index, the fund held some degree of exposure to these developments. Holdings such as Merrill Lynch & Co. and Lehman Brothers Holdings, the latter of which the fund sold during the reporting period, declined sharply. However, the fund limited its losses by allocating a smaller percentage of assets to financial stocks than the benchmark. Although we increased the fund’s allocation to financials as valuations grew increasingly attractive, we continued to de-emphasize hard-hit residential real estate lenders and multi-line insurers, further bolstering relative performance.

Relative Strengths Balanced by Weakness in Technology

The fund also outperformed its benchmark in the health care,energy and consumer staples areas. In the health care sector, where managed care providers suffered losses due to rising costs, the fund sold its more vulnerable holdings before the industry’s problems became fully apparent. Instead, we focused on providers of necessary medical products, such as Baxter International, which gained ground.Among high-flying energy stocks, the fund benefited from both overweighted sector exposure and good individual security selection, including independent energy producers such as XTO energy; equipment and service providers, such as ENSCO International; and certain integrated oil and gas companies, such as Petroleo Brasileiro and Occidental Petroleum. Finally, among consumer staples stocks, the fund benefited from a significant overweight to Wal-Mart Stores, as the discount retailer turned in strong results amid the recent economic slowdown.

Unfortunately, the comparatively positive returns cited above were roughly matched by relatively weak returns among the fund’s technology holdings. Two notable detractors from returns were International Business Machines and Apple. Our underweight to top-performing IBM was a headwind, as was some inopportune trading of Apple, which we sold during a period of weakness before a subsequent rise.Among semi-conductor stocks, Intel and NVIDIA were significant detractors from the fund’s returns. In the consumer discretionary sector, we overweighted International Game Technology, a computerized gaming products for casinos, and Royal Caribbean Cruises, which eventually underperformed during the reporting period. Finally, Apollo Group, which provides for-profit educational services, was the biggest fund detractor due to decreasing enrollment as a result of limited credit availability.

Seeking Opportunities in a Distressed Market

As of midyear, we recognize the challenges facing the U.S. economy and the equities market. Market volatility stands at record levels, with strong inflationary pressures caused by high energy and food prices putting pressure on the Federal Reserve Board to raise interest rates. At the same time, corporate revenue growth remains constrained, particularly within the financials sector. Nevertheless, many companies in other economic sectors have continued to report healthy profits, and equity valuations appear to have reached more attractive levels relative to earnings and revenues.

While the fund’s overall exposure to financial stocks has remained slightly lower than the benchmark,we have taken opportunistic advantage of low valuations to selectively add to the fund’s financial holdings, particularly among major commercial banks.We have continued to allocate a relatively large percentage of the fund’s assets to energy stocks, with an emphasis on independent oil and gas producers and drilling companies, which we believe are positioned to benefit from high commodity prices. We also have established overweighted exposure to the consumer staples sector, where food and drug retailers able to offer a price advantage have been attracting growing numbers of today’s price-conscious consumers.

July 15, 2008

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in The Dreyfus Fund Incorporated from January 1, 2008 to June 30, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended June 30, 2008

Expenses paid per $1,000†	$ 3.46
Ending value (after expenses)	$882.30

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended June 30, 2008

Expenses paid per $1,000†	$ 3.72
Ending value (after expenses)	$1,021.18

† Expenses are equal to the fund’s annualized expense ratio of .74%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

J u n e 3 0 , 2 0 0 8 ( U n a u d i t e d )

Common Stocks—99.2%	Shares	Value ($)

Consumer Discretionary—8.0%
Darden Restaurants	184,895	5,905,546
Family Dollar Stores	303,091	6,043,634
Gap	603,100	10,053,677
Home Depot	450,278	10,545,511
International Game Technology	358,728	8,961,025
Marriott International, Cl. A	279,784	7,341,532
McDonald’s	141,183	7,937,308
News, Cl. A	678,566	10,205,633
Omnicom Group	216,300	9,707,544
Ross Stores	222,130	7,890,058
SK Equity Fund, LP (Units)	1.288 [c]	800,000
Time Warner	828,758	12,265,618
		97,657,086
Consumer Staples—11.2%
Cadbury, ADR	177,856	8,949,714
Colgate-Palmolive	252,674	17,459,773
CVS Caremark	315,864	12,498,739
Dean Foods	549,840 [a]	10,787,861
Dr. Pepper Snapple Group	133,392 [a]	2,798,564
Estee Lauder, Cl. A	199,320	9,258,414
Kraft Foods, Cl. A	340,982	9,700,938
Molson Coors Brewing, Cl. B	231,991	12,604,071
Philip Morris International	374,685	18,505,692
Sara Lee	475,760	5,828,060
Smithfield Foods	361,660 [a]	7,189,801
Wal-Mart Stores	371,289	20,866,442
		136,448,069
Energy—15.3%
Anadarko Petroleum	107,400	8,037,816
Chevron	370,870	36,764,343
ENI, ADR	204,260	15,162,220
ENSCO International	196,470	15,862,988
Exxon Mobil	77,937	6,868,588
Halliburton	252,912	13,422,040
Marathon Oil	255,390	13,247,079

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Energy (continued)
Occidental Petroleum	87,270	7,842,082
Petroleo Brasileiro, ADR	251,200	17,792,496
Valero Energy	228,600	9,413,748
Williams	282,070	11,370,242
XTO Energy	428,765	29,374,690
		185,158,332
Financial—14.6%
ACE	181,210	9,982,859
American Express	150,870	5,683,273
Astoria Financial	237,220	4,763,378
Bank of America	580,242	13,850,377
CapitalSource	343,020	3,800,662
CIT Group	683,720	4,656,133
Citigroup	659,810	11,058,416
Federal National Mortgage Association	309,160	6,031,712
Fidelity National Financial, Cl. A	283,680	3,574,368
Goldman Sachs Group	78,960	13,810,104
Hudson City Bancorp	329,470	5,495,560
JPMorgan Chase & Co.	583,970	20,036,011
MetLife	265,800	14,026,266
Moody’s	169,320	5,831,381
PNC Financial Services Group	272,410	15,554,611
Prudential Financial	96,510	5,765,507
U.S. Bancorp	501,720	13,992,971
Wachovia	439,130	6,819,689
Wells Fargo & Co.	523,470	12,432,412
		177,165,690
Health Care—11.6%
Baxter International	314,750	20,125,115
Covidien	162,365	7,775,660
Galen Partners II, LP (Units)	0.47 [c]	60,204
Hospira	293,600 [a]	11,776,296
Johnson & Johnson	230,160	14,808,494
Laboratory Corp. of America Holdings	105,080 [a]	7,316,720
Medtronic	351,040	18,166,320
Merck & Co.	337,700	12,727,913

Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
Pfizer	602,140	10,519,386
Schering-Plough	501,290	9,870,400
Thermo Fisher Scientific	325,170 [a]	18,121,724
Wyeth	191,520	9,185,299
		140,453,531
Industrial—13.2%
Allied Waste Industries	635,170 [a]	8,015,845
Dover	192,060	9,289,942
Eaton	223,280	18,972,102
Emerson Electric	319,270	15,787,901
General Electric	1,532,210	40,894,685
KBR	275,535	9,618,927
L-3 Communications Holdings	94,000	8,541,780
Lockheed Martin	124,060	12,239,760
Masco	378,084	5,947,261
Terex	131,930 [a]	6,777,244
Tyco Electronics	205,816	7,372,329
Tyco International	244,115	9,774,365
United Technologies	117,690	7,261,473
		160,493,614
Information Technology—15.0%
Akamai Technologies	293,448 [a]	10,209,056
Apple	147,356 [a]	24,673,289
Cisco Systems	652,503 [a]	15,177,220
Dell	572,587 [a]	12,528,204
Google, Cl. A	35,983 [a]	18,942,171
Intel	752,084	16,154,764
McAfee	188,935 [a]	6,429,458
Microchip Technology	188,811	5,766,288
Microsoft	803,610	22,107,311
NVIDIA	297,583 [a]	5,570,754
Oracle	637,308 [a]	13,383,468
QUALCOMM	358,276	15,896,706
Research In Motion	71,712 [a]	8,383,133
Texas Instruments	259,359	7,303,549
		182,525,371

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Materials—3.9%
Air Products & Chemicals	139,842	13,824,780
Freeport-McMoRan Copper & Gold	73,550	8,619,324
Mosaic	64,390 [a]	9,317,233
Rio Tinto, ADR	30,930	15,310,350
		47,071,687
Telecommunication Services—2.4%
AT & T	563,700	18,991,053
Metropcs Communications	323,086 [a]	5,721,853
Verizon Communications	135,733	4,804,948
		29,517,854
Utilities—4.0%
Dominion Resources	226,420	10,752,686
Sempra Energy	394,940	22,294,363
Southern	428,150	14,950,998
		47,998,047
Total Common Stocks
(cost $1,143,941,428)		1,204,489,281

Other Investment—1.0%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $12,527,000)	12,527,000 [b]	12,527,000

Total Investments (cost $1,156,468,428)	100.2%	1,217,016,281
Liabilities, Less Cash and Receivables	(.2%)	(2,137,926)
Net Assets	100.0%	1,214,878,355

ADR—American Depository Receipts

a	Non-income producing security.

b	Investment in affiliated money market mutual fund.

c	Securities restricted as to public resale. Investment in restricted securities with aggregated market value assets of $860,204 representing .07% of net assets (see below).

			Net
	Acquisition	Purchase	Assets
Issuer	Date	Price ($)†	(%)	Valuation ($)††

Galen Partners II, LP (Units)	5/6/94-1/3/97	751,784.00		127,978 per unit
SK Equity Fund, LP (Units)	3/8/95-9/18/96	816,609	0.07	621,282 per unit

† Average cost per unit.
††	The valuation of these securities has been determined in good faith under the direction of the Board of Directors.

Portfolio Summary (Unaudited)†

	Value (%)			Value (%)

Energy	15.3	Consumer Discretionary		8.0
Information Technology	15.0	Utilities		4.0
Financial	14.6	Materials		3.9
Industrial	13.2	Telecommunication Services		2.4
Health Care	11.6	Money Market Investment		1.0
Consumer Staples	11.2			100.2

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2008 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	1,143,941,428	1,204,489,281
Affiliated issuers	12,527,000	12,527,000
Dividends and interest receivable		1,854,233
Receivable for shares of Common Stock subscribed		117,102
Prepaid expenses		12,067
		1,218,999,683

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)		807,661
Cash overdraft due to Custodian		824,816
Payable for investment securities purchased		1,850,715
Payable for shares of Common Stock redeemed		473,608
Interest payable—Note 2		1,371
Accrued expenses		163,157
		4,121,328

Net Assets ($)		1,214,878,355

Composition of Net Assets ($):
Paid-in capital		1,105,985,560
Accumulated undistributed investment income—net		3,913,845
Accumulated net realized gain (loss) on investments		44,431,097
Accumulated net unrealized appreciation
(depreciation) on investments		60,547,853

Net Assets ($)		1,214,878,355

Shares Outstanding
(500 million shares of $1par value Common Stock authorized)		137,270,063
Net Asset Value, offering and redemption price per share ($)		8.85

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2008 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $101,324 foreign taxes withheld at source):
Unaffiliated issuers	12,762,467
Affiliated issuers	205,025
Income from securities lending	87,400
Total Income	13,054,892
Expenses:
Management fee—Note 3(a)	4,239,384
Shareholder servicing costs—Note 3(a)	429,226
Custodian fees—Note 3(a)	54,466
Professional fees	39,850
Directors’ fees and expenses—Note 3(b)	12,586
Registration fees	12,562
Prospectus and shareholders’ reports	11,908
Loan commitment fees—Note 2	3,672
Interest expense—Note 2	108
Miscellaneous	13,118
Total Expenses	4,816,880
Less—reduction in fees due to earnings credits—Note 1(b)	(33,625)
Net Expenses	4,783,255
Investment Income—Net	8,271,637

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	48,063,315
Net unrealized appreciation (depreciation) on investments	(222,745,525)
Net Realized and Unrealized Gain (Loss) on Investments	(174,682,210)
Net (Decrease) in Net Assets Resulting from Operations	(166,410,573)

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2008	Year Ended
	(Unaudited)	December 31, 2007

Operations ($):
Investment income—net	8,271,637	23,449,341
Net realized gain (loss) on investments	48,063,315	99,285,213
Net unrealized appreciation
(depreciation) on investments	(222,745,525)	(10,118,758)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(166,410,573)	112,615,796

Dividends to Shareholders from ($):
Investment income—net	(8,425,692)	(22,714,721)
Net realized gain on investments	(17,853,868)	(115,980,523)
Total Dividends	(26,279,560)	(138,695,244)

Capital Stock Transactions ($):
Net proceeds from shares sold	4,548,211	8,344,402
Dividends reinvested	22,899,266	121,134,340
Cost of shares redeemed	(47,533,801)	(129,642,885)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(20,086,324)	(164,143)
Total Increase (Decrease) in Net Assets	(212,776,457)	(26,243,591)

Net Assets ($):
Beginning of Period	1,427,654,812	1,453,898,403
End of Period	1,214,878,355	1,427,654,812
Undistributed investment income—net	3,913,845	4,067,900

Capital Share Transactions (Shares):
Shares sold	468,598	777,985
Shares issued for dividends reinvested	2,569,536	11,654,181
Shares redeemed	(5,000,683)	(11,987,694)
Net Increase (Decrease) in Shares Outstanding	(1,962,549)	444,472

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	June 30, 2008		Year Ended December 31,

	(Unaudited)	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value,
beginning of period	10.25	10.48	10.28	10.25	9.56	7.72
Investment Operations:
Investment income—net[a]	.06	.17	.14	.11	.11	.08
Net realized and
unrealized gain (loss)
on investments	(1.27)	.65	1.43	.43	.69	1.83
Total from Investment
Operations	(1.21)	.82	1.57	.54	.80	1.91
Distributions:
Dividends from
investment income—net	(.06)	(.17)	(.14)	(.11)	(.11)	(.07)
Dividends from net realized
gain on investments	(.13)	(.88)	(1.23)	(.40)	—	—
Total Distributions	(.19)	(1.05)	(1.37)	(.51)	(.11)	(.07)
Net asset value,
end of period	8.85	10.25	10.48	10.28	10.25	9.56

Total Return (%)	(11.77)[b]	7.89	15.58	5.28	8.46	24.94

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.74[c]	.73	.74	.74	.75	.77
Ratio of net expenses
to average net assets	.74[c,d]	.73	.74[d]	.74	.75	.77
Ratio of net investment
income to average
net assets	1.27[c]	1.60	1.35	1.13	1.18	.91
Portfolio Turnover Rate	38.18[b]	44.08	54.66	58.50	66.66	55.14

Net Assets, end of period
($ x 1,000)	1,214,878 1,427,655		1,453,898	1,411,351	1,503,604	1,517,129

a	Based on average shares outstanding at each month end.

b	Not annualized.

c	Annualized.

d	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE—Significant Accounting Policies:

The Dreyfus Fund Incorporated (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the Fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate. Financial futures are valued at the last sales price.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.

These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including fund’s own assumptions in determining the fair value of investments).

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2008 in valuing the fund’s investments carried at fair value:

	Investments in	Other Financial
Valuation Inputs	Securities ($)	Instruments ($)†

Level 1—Quoted Prices	1,216,156,077	0
Level 2—Other Significant
Observable Inputs	0	0
Level 3—Significant
Unobservable Inputs	860,204	0
Total	1,217,016,281	0

† Other financial instruments include derivative instruments such as futures, forward currency exchange contracts and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in
Valuation Inputs	Securities ($)
Balance as of 12/31/2007	718,292
Realized gain (loss)	0
Change in unrealized appreciation (depreciation)	141,912
Net purchases (sales)	0
Transfers in and/or out of Level 3	0
Balance as of 6/30/2008	860,204

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management banks whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A. (“Mellon Bank”), a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collaterals are either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or Letters of Credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended June 30, 2008, Mellon Bank earned $37,457 from lending fund portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the exdiv-idend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

During the current year, the fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year.The adoption of FIN 48 had no impact on the operations of the fund for the period ended June 30, 2008.

As of and during the period ended June 30, 2008, the fund did not have any liabilities for any unrecognized tax benefits.The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended December 31, 2007, remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2007 were as follows: ordinary income $38,633,191 and long term capital gains $100,062,053.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facility during the period ended June 30, 2008 was approximately $7,800, with a related weighted average annualized interest rate of 2.77% .

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Manager, the management fee is payable monthly, based on the following annual percentages of the value of the fund’s average daily net assets: .65% of the first $1.5 billion; .625% of the next $500 million; .60% of the next $500 million; and .55% over $2.5 billion.

The Agreement provides for an expense reimbursement from the Manager should the fund’s aggregate expenses, exclusive of taxes and brokerage commissions, exceed 1% of the value of the fund’s average daily net assets for any full year.No expense reimbursement was required pursuant to the Agreement for the period ended June 30, 2008.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2008, the fund was charged $255,297 pursuant to the transfer agency agreement.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensates The Bank of New York, a subsidiary of BNY Mellon and a Dreyfus affiliate, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended June 30, 2008, the fund was charged $32,923 pursuant to the cash management agreement.

The fund compensates Mellon Bank, under a custody agreement to provide custodial services for the fund. During the period ended June 30, 2008, the fund was charged $54,466 pursuant to the custody agreement.

During the period ended June 30, 2008, the fund was charged $2,820 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $692,415, custodian fees $28,189, chief compliance officer fees $2,820, and transfer agency per account fees $84,237.

(b) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2008, amounted to $494,762,780 and $515,300,183, respectively.

At June 30, 2008, accumulated net unrealized appreciation on investments was $60,547,853, consisting of $180,738,936 gross unrealized appreciation and $120,191,083 gross unrealized depreciation.

At June 30, 2008, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

NOTE 5—Subsequent Event:

Effective July 1, 2008, BNY Mellon has reorganized and consolidated a number of its banking and trust company subsidiaries. As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of New York, which has changed its name to The Bank of New York Mellon.

The Fund 23

NOTES

FORM N-CSR

Item 1.

Reports to Stockholders.

2

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.

Not applicable. [CLOSED END FUNDS ONLY]

Item 10.	Submission of Matters to a Vote of Security Holders.

     The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

3

Item 11.

Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.

Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)

under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus Fund Incorporated

By:	/s/ J. David Officer
J. David Officer, President

Date:	August 25, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer, President

Date: By:	August 25, 2008 /s/ James Windels
James Windels, Treasurer

Date:	August 25, 2008

5

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

6